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                                                                      EXHIBIT 10


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated May 5, 1998, relating to the financial statements and financial highlights of Quantitative Group of Funds, which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Financial Highlights" in the Prospectus, which constitutes part of this Registration Statement, and under the heading "Experts" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
Boston, MA
July 29, 1998